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                                                         EXHIBIT 4.1
                                                         -----------

           NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                               CUSIP NO. 651882 10 2

NUMBER                                                        SHARES

                   NEWPORT INTERNATIONAL GROUP, INC.
                          ------------------
              AUTHORIZED COMMON STOCK: 20,000,000 SHARES
                          PAR VALUE: $.0001


THIS CERTIFIES THAT  _______________________________________________

IS THE RECORD HOLDER OF ____________________________________________

   - Shares of Newport International Group, Inc., common stock -

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated: ___________________

        RESTRICTED
                                        /s/ Soloman Lam
                                            ------------------------
                                                           President


                   Newport International Group, Inc.
                              Corporate
                                 Seal
                               Delaware
                                 ****

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

              Countersigned Registered:
             HOLLADAY STOCK TRANSFER, INC.
                2939 North 67th Place         By ___________________
                Scottsdale, AZ 85251            Authorized Signature


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NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right
          of survivorship and not as
          tenants in common

                       UNIF GIFT MIN ACT ...... Custodian ..........
                                         (Cust)            (Minor)
                              under Uniform Gifts to Minor
                           Act ................................
                                         (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF
ASSIGNEE)


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------------------------------------------------------------- Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated _____________________________


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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


             The Shares of stock represented by this certifi-cate have not been registered under the Sec-urities Act of 1933, as amended, and may not be sold or otherwise transferred unless in compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been estab-lished or unless sold pursuant to Rule 144 under the Securities Act of 1933.